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THORNBURG INVESTMENT TRUST SUPPLEMENT

Dated September 11, 2025

to the

THORNBURG FUNDS RETIREMENT PLAN SHARES PROSPECTUS

applicable to Class R3, R4, R5 and R6 shares
dated February 1, 2025, as supplemented April 1, 2025 and April 23, 2025
(the “Retirement Prospectus”)

and to the

THORNBURG FUNDS RETIREMENT PLAN SHARES STATEMENT OF ADDITIONAL INFORMATION

applicable to Class R3, R4, R5 and R6 shares
dated February 1, 2025, as supplemented April 1, 2025 and April 23, 2025
(the “Retirement SAI”)

and to the

CURRENT SUMMARY PROSPECTUSES FOR THE CLASS R3, R4, R5 AND R6 SHARES, AS APPLICABLE, OF EACH OF THE THORNBURG GLOBAL OPPORTUNITIES FUND, THORNBURG INTERNATIONAL EQUITY FUND, THORNBURG INTERNATIONAL GROWTH FUND, THORNBURG DEVELOPING WORLD FUND, THORNBURG SMALL/MID CAP CORE FUND, THORNBURG SMALL/MID CAP GROWTH FUND, THORNBURG INVESTMENT INCOME BUILDER FUND, THORNBURG LIMITED TERM U.S. GOVERNMENT FUND, THORNBURG LIMITED TERM INCOME FUND, THORNBURG CORE PLUS BOND FUND, AND THORNBURG STRATEGIC INCOME FUND
(the “Summary Prospectuses”)

1. Closure of Class R3, Class R4, and Class R5 Shares of Thornburg Core Plus Bond Fund

Effective as of the date of this supplement, Thornburg Core Plus Bond Fund will no longer offer Class R3, Class R4, or Class R5 shares.

2. Limited Offering of Class R3, Class R4, and Class R5 shares of Other Funds

Effective as of February 1, 2026 (the “Limited Offering Date”), Class R3, Class R4, and Class R5 shares of any Fund offering those share classes will be closed to new investors. Notwithstanding the foregoing, financial intermediaries that had an investment allocation to a Fund’s Class R3, Class R4, or Class R5 shares prior to the Limited Offering Date may continue to do all of the following on or after the Limited Offering Date: (a) purchase, sell, and exchange that class of shares of the Fund; and (b) offer that class of shares of the Fund to clients and plan participants, and allow both existing and new clients and plan participants to purchase, sell, or exchange that class of shares of the Fund.

Each Fund also reserves the right in its discretion to accept purchases and exchanges of Class R3, Class R4, and Class R5 shares from certain new investors after the Limited Offering Date.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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3. Expansion of Eligibility to Purchase Class R6 Shares

Effective as of the date of this supplement, Class R6 shares of each Fund will be available for purchase, sale, and exchange by Institutional Investors. Accordingly, all references in the Retirement Prospectus, Retirement SAI, or Summary Prospectuses to Class R6 shares only being available to employer-sponsored retirement plans are hereby removed.

For this purpose, the term “Institutional Investors” includes, but is not limited to:

•Employer-sponsored retirement plans or profit-sharing plans that qualify under sections 401(a), 403(b) and 457 of the Internal Revenue Code of 1986, as amended (such as a 401(k) plan, money purchase pension plan, defined benefit plan, Taft-Hartley multi-employer plan, and a multi-participant health savings account), regardless of whether the shares to be purchased by the employer-sponsored retirement plan will be held in the name of that employer-sponsored retirement plan or in an omnibus account maintained by a financial intermediary that provides recordkeeping services to such plans;

•Collective investment trusts, funds of funds, or other pooled investment vehicles;

•529 college savings tuition programs;

•Financial intermediaries and corporations investing for their own accounts or acting for the account of another institution; and

•Endowments and foundations.

Class R6 shares will also be available through financial intermediaries that have received express written permission from Thornburg Investment Management, Inc., the Funds’ investment advisor (“Thornburg”), to make Class R6 shares available for use in retail omnibus accounts. You should note that not all financial intermediaries offer Class R6 shares to their customers, and even in instances where an intermediary offers Class R6 shares and has received Thornburg’s consent to make those shares available in a retail omnibus account, the intermediary may still impose its own requirements respecting which of its customers are eligible to purchase Class R6 shares.

None of the Funds that offer Class R6 shares currently impose any investment minimums on the purchase of Class R6 shares by an Institutional Investor. The plan or financial intermediary through which you purchase the Class R6 shares may, however, impose its own investment minimums. The Fund is not responsible for notifying you of any investment minimums that your plan or financial intermediary may impose, or for any changes to such minimums, so please contact your plan administrator or financial intermediary for more information.

4. Share Class Exchanges

Effective immediately, the first sentence of the section entitled “Exchanging Fund Shares” on page 93 of the Retirement Prospectus is replaced with the following:

“Shareholders are allowed to exchange their shares of a Fund for shares of the same class of another Fund without the imposition of any sales charge, fee, or other charge imposed being either Fund. Additionally, shareholders are allowed to exchange their shares of a Fund for a different class of shares of that Fund or another Fund, with the exception of any exchange that would result in the payment of a commission on the purchase side of the exchange.”

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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